UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  December 7, 2001


                                   NETTAXI.COM
                                   -----------
             (Exact name of registrant as specified in its charter)

                                    000-26109
                                    ---------
                            (Commission File Number)

             Nevada                                      82-0486102
             ------                                      ----------
    (State or other jurisdiction            (I.R.S. Employer Identification No.)
of  incorporation  or  organization)

              1875 South Bascom Ave., No. 116, Campbell, CA  95008
              ----------------------------------------------------
           (Address of Principal Executive Offices Including Zip Code)

       Registrant's telephone number, including area code: (408) 879-9880
                                                           --------------

ITEM 5.   OTHER EVENTS

     On December 7, 2001 Nettaxi.com executed a non-binding letter of intent which contemplates a merger of Nettaxi.com with RAE Systems, Inc. The letter of intent is described in more detail in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.

ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)     Exhibits

99.1   Press release, dated December 10, 2001

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  NETTAXI.COM

Date:  December 12, 2001                  By: /s/Robert A. Rositano, Jr.
                                              --------------------------
                                                 Robert A. Rositano, Jr.
                                                 Chief Executive Officer